UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 13, 2016

Millennium Investment & Acquisition Co. Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

811-22156

(Commission File Number)

20-4531310

(IRS Employer Identification No.)

301 Winding Road

Old Bethpage, NY 11804

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (212) 750-0371

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5: CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.07 Submission of Matters to a Vote of Shareholders

Millennium Investment & Acquisition Company Inc.’s (the “Trust”) 2016 Annual Meeting of shareholders was held on June 13, 2016. For more information on the following proposals, see the company’s proxy statement dated May 13, 2016, the relevant portions of which are incorporated herein by reference.

Below are the final voting results.

1)	Shareholders elected each of the four nominees to the Board of Trustees for a one-year term

	For	Withheld	Broker Nonvotes
David Lesser	4,055,429	41,707	2,985,991
Dionisio D’Aguilar	3,989,456	107,680	2,985,991
Jesse Derris	4,055,429	41,707	2,985,991
Kevin McTavish	4,055,429	41,707	2,985,991

2)	Shareholders ratified BDO USA, LLP as the Trust’s independent audit firm for 2016.

For	Against	Abstain
6,934,733	138,683	9,711

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 14, 2016

MILLENNIUM INVESTMENT & ACQUISITION COMPANY, INC.

By:	/s/ David H. Lesser
David H. Lesser
Chairman, CEO, Secretary & Treasurer